Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended					May 31, 2011			Six Months Ended
	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	vs. May 31, 2010			May 31, 2011	May 31, 2010	2011 vs. 2010
EARNINGS SUMMARY
Interest Income	$1,573	$1,553	$1,499	$1,536	$1,552	$21		1%	$3,126	$3,111	$15		0%
Interest Expense	380	383	375	389	405	(25)		(6%)	763	819	(56)		(7%)
Net Interest Income	1,193	1,170	1,124	1,147	1,147	46		4%	2,363	2,292	71		3%

Discount/Interchange Revenue	489	468	453	468	443	46		10%	957	872	85		10%
Rewards	223	207	203	194	174	49		28%	430	341	89		26%
Discount and Interchange Revenue, net	266	261	250	274	269	(3)		(1%)	527	531	(4)		(1%)
Fee Products Revenue	105	108	103	104	101	4		4%	213	205	8		4%
Loan Fee Income	81	86	72	92	70	11		16%	167	175	(8)		(5%)
Transaction Processing Revenue	45	43	40	40	36	9		25%	88	69	19		28%
Other Income	47	65	7	54	37	10		27%	112	79	33		42%
Total Other Income	544	563	472	564	513	31		6%	1,107	1,059	48		5%

Revenue Net of Interest Expense	1,737	1,733	1,596	1,711	1,660	77		5%	3,470	3,351	119		4%

Provision for Loan Losses	176	418	383	713	724	(548)		(76%)	594	2,111	(1,517)		(72%)

Employee Compensation and Benefits	230	213	200	204	203	27		13%	443	398	45		11%
Marketing and Business Development	124	136	150	131	98	26		27%	260	183	77		42%
Information Processing & Communications	66	65	67	62	63	3		5%	131	129	2		2%
Professional Fees	105	90	104	85	78	27		35%	195	154	41		27%
Premises and Equipment	18	17	17	18	18	0		0%	35	36	(1)		(3%)
Other Expense	92	74	90	66	54	38		70%	166	89	77		87%
Total Other Expense	635	595	628	566	514	121		24%	1,230	989	241		24%

Income Before Income Taxes	926	720	585	432	422	504		119%	1,646	251	1,395		NM
Tax Expense	326	255	235	171	164	162		99%	581	97	484		NM
Net Income	$600	$465	$350	$261	$258	$342		133%	$1,065	$154	$911		NM

Net Income Allocated to Common Stockholders	$593	$459	$347	$258	$185	$408		NM	$1,052	$63	$989		NM

Effective Tax Rate	35.2%	35.4%	40.3%	39.7%	38.9%				35.3%	38.6%

Net Interest Margin	9.15%	9.22%	9.28%	9.16%	9.14%	1	bps		9.18%	9.07%	11	bps
ROE	33%	28%	22%	17%	16%				30%	5%

Ending Common Shares Outstanding	546	545	545	545	544	2		0%	546	544	2		0%
Weighted Average Common Shares Outstanding	546	545	545	544	544	2		0%	545	544	1		0%
Weighted Average Common Shares Outstanding (fully diluted)	546	546	545	547	552	(6)		(1%)	546	552	(6)		(1%)

PER SHARE STATISTICS
Basic EPS	$1.09	$0.84	$0.64	$0.47	$0.34	$0.75		NM	$1.93	$0.12	$1.81		NM
Diluted EPS	$1.09	$0.84	$0.64	$0.47	$0.33	$0.76		NM	$1.93	$0.12	$1.81		NM
Common Stock Price (period end)	$23.84	$21.75	$18.28	$14.51	$13.45	$10.39		77%	$23.84	$13.45	$10.39		77%
Dividend per share	$0.06	$0.06	$0.02	$0.02	$0.02	$0.04		200%	$0.12	$0.04	$0.08		200%
Book Value per share	$13.79	$12.65	$11.85	$11.22	$11.10	$2.69		24%	$13.79	$11.10	$2.69		24%

SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$883	$677	$554	$395	$386	$497		129%	$1,560	$178	$1,382		NM
Payment Services	43	43	31	37	36	7		19%	86	73	13		18%
Total	$926	$720	$585	$432	$422	$504		119%	$1,646	$251	$1,395		NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	422	410	413	418	393	29		7%	832	774	58		7%
PULSE Network	1,006	929	901	882	805	201		25%	1,935	1,525	410		27%
Total	1,428	1,339	1,314	1,300	1,198	230		19%	2,767	2,299	468		20%

NETWORK VOLUME
PULSE Network	$36,719	$34,380	$31,334	$30,582	$28,646	$8,073		28%	$71,099	$56,264	$14,835		26%
Third-Party Issuers	1,838	1,772	1,768	1,794	1,678	160		10%	3,610	3,240	370		11%
Diners Club International 1	7,380	6,998	7,328	6,542	6,708	672		10%	14,378	13,263	1,115		8%
Total Payment Services	45,937	43,150	40,430	38,918	37,032	8,905		24%	89,087	72,767	16,320		22%
Discover Network - Proprietary	25,684	24,784	24,075	24,880	23,632	2,052		9%	50,468	46,804	3,664		8%
Total	$71,621	$67,934	$64,505	$63,798	$60,664	$10,957		18%	$139,555	$119,571	$19,984		17%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended					May 31, 2011
	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	vs. May 31, 2010

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$10,344	$11,463	$11,913	$10,209	$12,467	($2,123)	(17%)
Total Loan Receivables	52,510	51,663	48,836	50,131	50,025	2,485	5%
Allowance for Loan Losses	(2,632)	(3,033)	(3,304)	(3,744)	(3,931)	1,299	33%
Net Loan Receivables	49,878	48,630	45,532	46,387	46,094	3,784	8%
Premises and Equipment, net	471	459	461	457	469	2	0%
Goodwill and Intangible Assets, net	447	449	444	446	448	(1)	(0%)
Other Assets	2,298	2,506	2,435	2,559	2,676	(378)	(14%)
Total Assets	$63,438	$63,507	$60,785	$60,058	$62,154	$1,284	2%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$22,923	$21,795	$20,597	$19,069	$17,527	$5,396	31%
Brokered Deposits and Other Deposits	12,296	13,065	13,816	15,178	17,495	(5,199)	(30%)
Deposits	35,219	34,860	34,413	34,247	35,022	197	1%
Borrowings	18,039	19,090	17,706	17,709	18,311	(272)	(1%)
Accrued Expenses and Other Liabilities	2,657	2,658	2,209	1,991	2,783	(126)	(5%)
Total Liabilities	55,915	56,608	54,328	53,947	56,116	(201)	(0%)
Total Equity	7,523	6,899	6,457	6,111	6,038	1,485	25%
Total Liabilities and Stockholders' Equity	$63,438	$63,507	$60,785	$60,058	$62,154	$1,284	2%

BALANCE SHEET STATISTICS
Total Common Equity	$7,523	$6,899	$6,457	$6,111	$6,038	$1,485	25%
Total Common Equity/Total Assets	11.9%	10.9%	10.6%	10.2%	9.7%
Total Common Equity/Net Loans	15.1%	14.2%	14.2%	13.2%	13.1%

Tangible Assets	$62,991	$63,058	$60,341	$59,612	$61,706	$1,285	2%
Tangible Common Equity 1	$7,076	$6,450	$6,013	$5,665	$5,590	$1,486	27%
Tangible Common Equity/Tangible Assets 1	11.2%	10.2%	10.0%	9.5%	9.1%
Tangible Common Equity/Net Loans 1	14.2%	13.3%	13.2%	12.2%	12.1%
Tangible Common Equity per share 1	$12.97	$11.83	$11.04	$10.40	$10.28	$2.69	26%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	16.8%	16.0%	15.9%	15.5%	15.3%
Tier 1 Risk Based Capital Ratio	13.2%	12.4%	12.2%	11.7%	11.6%
Tier 1 Leverage Ratio	11.3%	10.2%	9.9%	9.5%	9.0%

LIQUIDITY
Liquidity Investment Portfolio	$8,724	$10,232	$10,132	$9,111	$10,862	($2,138)	(20%)
Undrawn Credit Facilities 2	15,532	14,414	12,492	11,659	12,098	3,434	28%
Total Liquidity	$24,256	$24,646	$22,624	$20,770	$22,960	$1,296	6%

1  Tangible Common Equity ("TCE") is a non-GAAP measure.  The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company.  For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP data schedule.

2  Excludes $1.1 billion of investments pledged to the Federal Reserve, which is included within the liquidity investment portfolio.

Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended					May 31, 2011		Six Months Ended
	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	vs. May 31, 2010		May 31, 2011	May 31, 2010	2011 vs. 2010
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$52,510	$51,663	$48,836	$50,131	$50,025	$2,485	5%	$52,510	$50,025	$2,485	5%
Average Loans 1, 2	$51,727	$51,488	$48,597	$49,687	$49,819	$1,908	4%	$51,609	$50,678	$931	2%

Interest Yield	11.93%	12.10%	12.24%	12.16%	12.25%	(32)	bps	12.01%	12.20%	(19)	bps
Net Principal Charge-off Rate	4.42%	5.42%	6.58%	7.18%	7.97%	(355)	bps	4.92%	8.24%	(332)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	4.69%	5.64%	6.58%	7.18%	7.97%	(328)	bps	5.17%	8.24%	(308)	bps
Delinquency Rate (over 30 days) 3	2.68%	3.44%	3.89%	4.16%	4.52%	(184)	bps	2.68%	4.52%	(184)	bps
Delinquency Rate (over 90 days) 3	1.44%	1.88%	2.03%	2.19%	2.45%	(101)	bps	1.44%	2.45%	(101)	bps
Net Charge-off Dollars	$577	$689	$797	$900	$1,001	($424)	(42%)	$1,266	$2,083	($817)	(39%)
Loans Delinquent Over 30 Days 3	$1,329	$1,673	$1,902	$2,083	$2,264	($935)	(41%)	$1,329	$2,264	($935)	(41%)
Loans Delinquent Over 90 Days 3	$715	$915	$994	$1,099	$1,225	($510)	(42%)	$715	$1,225	($510)	(42%)

Allowance for Loan Loss (period end)	$2,632	$3,033	$3,304	$3,744	$3,931	($1,299)	(33%)	$2,632	$3,931	($1,299)	(33%)
Change in Loan Loss Reserves	($401)	($271)	($414)	($187)	($277)	($124)	(45%)	($672)	$28	($700)	NM
Reserve Rate 4	5.01%	5.87%	6.77%	7.47%	7.86%	(285)	bps	5.01%	7.86%	(285)	bps
Reserve Rate Excluding PCI Loans 3, 4	5.31%	6.23%	6.77%	7.47%	7.86%	(255)	bps	5.31%	7.86%	(255)	bps

CREDIT CARD LOANS
Ending Loans	$44,961	$44,317	$45,157	$45,248	$45,328	($367)	(1%)	$44,961	$45,328	($367)	(1%)
Average Loans	$44,288	$45,443	$44,670	$44,905	$45,280	($991)	(2%)	$44,859	$46,450	($1,591)	(3%)

Interest Yield	12.57%	12.65%	12.68%	12.86%	12.93%	(36)	bps	12.61%	12.81%	(20)	bps
Net Principal Charge-off Rate	5.01%	5.96%	6.95%	7.73%	8.56%	(355)	bps	5.48%	8.79%	(331)	bps
Delinquency Rate (over 30 days)	2.79%	3.59%	4.06%	4.39%	4.85%	(206)	bps	2.79%	4.85%	(206)	bps
Delinquency Rate (over 90 days)	1.51%	1.99%	2.12%	2.35%	2.63%	(112)	bps	1.51%	2.63%	(112)	bps
Net Charge-off Dollars	$559	$668	$774	$875	$977	($418)	(43%)	$1,226	$2,035	($809)	(40%)
Loans Delinquent Over 30 Days	$1,256	$1,590	$1,831	$1,986	$2,196	($940)	(43%)	$1,256	$2,196	($940)	(43%)
Loans Delinquent Over 90 Days	$681	$882	$958	$1,062	$1,193	($512)	(43%)	$681	$1,193	($512)	(43%)

Allowance for Loan Loss (period end)	$2,519	$2,939	$3,209	$3,647	$3,826	($1,307)	(34%)	$2,519	$3,826	($1,307)	(34%)
Change in Loan Loss Reserves	($420)	($270)	($412)	($179)	($266)	($154)	(58%)	($690)	$35	($725)	NM
Reserve Rate	5.60%	6.63%	7.11%	8.06%	8.44%	(284)	bps	5.60%	8.44%	(284)	bps

Total Discover Card Volume	$26,927	$25,759	$25,054	$25,553	$24,247	$2,680	11%	$52,686	$48,092	$4,594	10%
Discover Card Sales Volume	$24,844	$23,990	$23,219	$23,993	$22,859	$1,985	9%	$48,834	$45,258	$3,576	8%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans were acquired in The Student Loan Corporation transaction on December 31, 2010. PCI loans are loans for which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) that were acquired as part of The Student Loan Corporation transaction which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended					May 31, 2011		Six Months Ended
	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	vs. May 31, 2010		May 31, 2011	May 31, 2010	2011 vs. 2010

FEDERAL STUDENT LOANS
Ending Loans 1	$757	$767	$789	$2,247	$2,239	($1,482)	(66%)	$757	$2,239	($1,482)	(66%)

PRIVATE STUDENT LOANS
Ending Loans	$4,567	$4,545	$999	$881	$820	$3,747	NM	$4,567	$820	$3,747	NM
Ending PCI Loans 2	$2,947	$3,011	-	-	-	$2,947	NM	$2,947	-	$2,947	NM

Interest Yield	7.42%	7.40%	6.04%	5.81%	5.82%	160	bps	7.41%	5.53%	188	bps
Net Principal Charge-off Rate	0.18%	0.11%	0.63%	0.31%	0.12%	6	bps	0.16%	0.16%	0	bps
Net Principal Charge-off Rate excluding PCI Loans 3	0.51%	0.29%	0.63%	0.31%	0.12%	39	bps	0.43%	0.16%	27	bps
Delinquency Rate (over 30 days) 3	0.55%	0.72%	0.50%	0.80%	0.24%	31	bps	0.55%	0.24%	31	bps

Reserve Rate 4	0.92%	0.43%	1.86%	1.67%	1.55%	(63)	bps	0.92%	1.55%	(63)	bps
Reserve Rate Excluding PCI Loans 3, 4	2.60%	1.29%	1.86%	1.67%	1.55%	105	bps	2.60%	1.55%	105	bps

PERSONAL LOANS
Ending Loans	$2,213	$2,020	$1,878	$1,707	$1,573	$640	41%	$2,213	$1,573	$640	41%

Interest Yield	11.90%	11.71%	11.59%	11.40%	11.32%	58	bps	11.81%	11.30%	51	bps
Net Principal Charge-off Rate	2.88%	4.10%	4.70%	5.67%	5.97%	(309)	bps	3.46%	6.36%	(290)	bps
Delinquency Rate (over 30 days)	0.96%	1.20%	1.57%	1.75%	2.12%	(116)	bps	0.96%	2.12%	(116)	bps

Reserve Rate	3.35%	3.68%	4.05%	4.70%	5.73%	(238)	bps	3.35%	5.73%	(238)	bps

1 Federal Student Loans are held-for-sale as of November 30, 2010.

2 Purchased Credit Impaired ("PCI") loans were acquired in The Student Loan Corporation transaction on December 31, 2010. PCI loans are loans for which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) that were acquired as part of The Student Loan Corporation transaction which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended					May 31, 2011		Six Months Ended
	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	vs. May 31, 2010		May 31, 2011	May 31, 2010	2011 vs. 2010
DIRECT BANKING

Interest Income	$1,573	$1,553	$1,499	$1,536	$1,552	$21	1%	$3,126	$3,111	$15	0%
Interest Expense	380	383	375	389	405	(25)	(6%)	763	819	(56)	(7%)
Net Interest Income	1,193	1,170	1,124	1,147	1,147	46	4%	2,363	2,292	71	3%
Other Income	470	486	404	496	448	22	5%	956	928	28	3%
Revenue Net of Interest Expense	1,663	1,656	1,528	1,643	1,595	68	4%	3,319	3,220	99	3%
Provision for Loan Losses	176	418	383	713	724	(548)	(76%)	594	2,111	(1,517)	(72%)
Total Other Expense	604	561	591	535	485	119	25%	1,165	931	234	25%
Income Before Income Taxes	$883	$677	$554	$395	$386	$497	129%	$1,560	$178	$1,382	NM

Net Interest Margin	9.15%	9.22%	9.28%	9.16%	9.14%	1	bps	9.19%	9.07%	12	bps
Pretax Return on Loan Receivables	6.78%	5.33%	4.57%	3.16%	3.07%	371	bps	6.06%	0.71%	535	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM	-	-	-	NM
Other Income	74	77	68	68	65	9	14%	151	131	20	15%
Revenue Net of Interest Expense	74	77	68	68	65	9	14%	151	131	20	15%
Total Other Expense	31	34	37	31	29	2	7%	65	58	7	12%
Income Before Income Taxes	$43	$43	$31	$37	$36	$7	19%	$86	$73	$13	18%

Note:  See Glossary of Financial Terms for definitions of financial terms.

Discover Financial Services
Glossary of Financial Terms

Book Value per share represents total equity divided by ending common shares outstanding.

Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Investment Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

Discover Financial Services
Reconciliation of GAAP to Non-GAAP Data
(unaudited, in millions)

	Quarter Ended					Six Months Ended
	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	May 31, 2011	May 31, 2010
GAAP Total Common Equity	$7,523	$6,899	$6,457	$6,111	$6,038	$7,523	$6,038
Less: Goodwill	(255)	(255)	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(192)	(194)	(189)	(191)	(193)	(192)	(193)
Tangible Common Equity	$7,076	$6,450	$6,013	$5,665	$5,590	$7,076	$5,590

GAAP Book Value per share	$13.79	$12.65	$11.85	$11.22	$11.10	$13.79	$11.10
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.35)	(0.35)	(0.34)	(0.35)	(0.35)	(0.35)	(0.35)
Tangible Common Equity per share	$12.97	$11.83	$11.04	$10.40	$10.28	$12.97	$10.28

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconciliation of TCE to common equity, a GAAP financial measure, is shown above.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.